UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12.

Aramark

(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on February 2, 2016 ARAMARK Meeting Information Meeting Type: Annual Meeting For holders as of: December 14, 2015 Date: February 2, 2016 Time: 10:00 AM Location: Philadelphia Marriott Downtown 1201 Market Street Philadelphia, Pennsylvania You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain . ARAMARK 1101 MARKET STREET PHILADELPHIA, PA 19107 M98168-P71343

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, or proxy materials for future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 19, 2016 to facilitate timely delivery. How To Vote SCAN TO VIEW MATERIALS & VOTE Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the proxy materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote your shares. For driving directions to the meeting, please contact our Investor Relations Department at Aramark, telephone (215) 409-7287, e-mail: investorrelations@aramark.com, or 1101 Market Street, Philadelphia, Pennsylvania 19107. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow?XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M98169-P71343

Voting Items The Board of Directors recommends you vote FOR each of the director nominees listed below. 1. Election of Directors Nominees: 01) Eric J. Foss 07) Richard Dreiling 02) Todd M. Abbrecht 08) Irene M. Esteves 03) Lawrence T. Babbio, Jr. 09) Daniel J. Heinrich 04) Pierre-Olivier Beckers-Vieujant 10) Sanjeev Mehra 05) Lisa G. Bisaccia 11) John A. Quelch 06) Leonard S. Coleman, Jr. 12) Stephen Sadove The Board of Directors recommends you vote FOR Proposals 2 and 3. 2. To ratify the appointment of KPMG LLP as Aramark’s independent registered public accounting ?rm for the ?scal year ending September 30, 2016. 3. To approve, in a non-binding advisory vote, the compensation paid to the named executive of?cers. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. M98170-P71343

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